                                                                   EXHIBIT 10.28

                                                                  EXECUTION COPY



                            ASSIGNMENT FOR SECURITY

                                   (PATENTS)


                 WHEREAS, AURORA ELECTRONICS, INC., a Delaware corporation (herein referred to as "Assignor"), owns the letters patent, and/or applications for letters patent, of the United States, more particularly described on Schedule 1-A annexed hereto as part hereof (the "Patents");

                 WHEREAS, Assignor is obligated to CHEMICAL BANK, a New York banking corporation, as agent (referred to herein as the "Assignee") for (i) the lenders (the "Lenders") named in Schedules 2.01(a) and 2.01(b) of the Credit Agreement dated as of the date hereof, among the Assignor, the other guarantors named therein (the "Guarantors"), the Lenders, Aurora Electronics Group, Inc. and the Assignee (as amended, modified or supplemented from time to time in accordance with its terms, the "Credit Agreement") and (ii) for itself as issuer of the Letters of Credit, and Assignor has entered into a Security Agreement and Mortgage-Trademarks and Patents dated the date hereof (the "Agreement") in favor of Assignee; and

                 WHEREAS, pursuant to the Agreement, Assignor has assigned to Assignee, and granted to Assignee a security interest in, and mortgage on, all right, title and interest of Assignor in and to the Patents, together with any reissue, continuation, continuation-in-part or extension thereof, and all proceeds thereof, including, without limitation, any and all causes of action which may exist by reason of infringement thereof for the full term of the Patents (the "Collateral"), to secure the prompt payment, performance and observance of the Secured Obligations, as defined in the Agreement;

                 NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, Assignor does hereby further assign unto Assignee and grant to Assignee a security interest in, and mortgage on, the Collateral to secure the prompt payment, performance and observance of the Secured Obligations.

                 Assignor does hereby further acknowledge and affirm that the rights and remedies of Assignee with respect to the assignment of, security interest in and mortgage on the Collateral made and granted hereby are more fully set forth in the Agreement, the terms and provisions of which are hereby incorporated herein by reference as if fully set forth herein.

                 Assignee's address is 633 Third Avenue, New York, New York
10017.

                 IN WITNESS WHEREOF, Assignor has caused this Assignment to be duly executed by its officer thereunto duly authorized as of the 29th day of March, 1996.

                                           AURORA ELECTRONICS, INC.



                                           By _______________________________
                                                Name: _______________________
                                                Title:  _____________________

                    SCHEDULE 1-A TO ASSIGNMENT FOR SECURITY

                                    PATENTS




Title                             Date Issued                       Patent No.
- -----                             -----------                       ----------





                                       3